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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
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☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Cash America International, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CASH AMERICA INTERNATIONAL, INC.

1600 West 7th Street
Fort Worth, Texas 76102

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held April 21, 2004

To Our Shareholders:

      The Annual Meeting of Shareholders of Cash America International, Inc. (the “Company”) will be held at the Fort Worth Club, 11th Floor, Fort Worth Club Building, 306 West 7th Street, Fort Worth, Texas on Wednesday, April 21, 2004 at 9:00 a.m., Central Standard Time, for the following purposes:

(1) To elect seven (7) persons to serve as directors of the Company to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified;

(2) To consider and act upon a proposal to approve the Cash America International, Inc. 2004 Long-Term Incentive Plan;

(3) To consider and act upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company for the year 2004; and

(4) To transact such other business as may properly come before the meeting or any adjournments thereof.

      Only holders of record of the Common Stock of the Company at the close of business on March 4, 2004 are entitled to notice of and to vote at the Annual Meeting. The presence, in person or by proxy, of the holders of a majority of the issued and outstanding Common Stock entitled to vote at the meeting is required for a quorum to transact business. The stock transfer books will not be closed.

      Management sincerely desires your presence at the meeting. However, so that we may be sure that your shares are represented and voted in accordance with your wishes, please sign and date the enclosed proxy and return it promptly in the enclosed stamped envelope. If you attend the meeting, you may revoke your proxy and vote in person.

By Order of the Board of Directors,

Hugh A. Simpson
Secretary

Fort Worth, Texas

March 22, 2004

VOTING SECURITIES OUTSTANDING; QUORUM
PURPOSES OF THE ANNUAL MEETING
ELECTION OF DIRECTORS
Meetings and Committees of the Board of Directors
Directors’ Compensation
Corporate Governance
Director Independence
Procedure for Contacting Directors
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Compliance with Section 16(a) of the Securities Exchange Act of 1934
EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT
PROPOSAL TO APPROVE THE 2004 LONG-TERM INCENTIVE PLAN
Background Information
General Administration of the Plan
Eligibility
Shares Subject to the Plan
Types of Awards Under the 2004 Plan
Grants Made in 2003 Under Cash America International, Inc. 1994 Long-Term Incentive Plan
Federal Income Tax Consequences
INDEPENDENT AUDITORS
OTHER BUSINESS

CASH AMERICA INTERNATIONAL, INC.

1600 West 7th Street
Fort Worth, Texas 76102
(Principal Executive Offices)

PROXY STATEMENT

For

ANNUAL MEETING OF SHAREHOLDERS

April 21, 2004

SOLICITATION OF PROXIES

      The proxy statement and accompanying proxy are furnished in connection with the solicitation by the Board of Directors of Cash America International, Inc., a Texas corporation (the “Company”), of proxies to be voted at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the Fort Worth Club located on the 11th Floor of the Fort Worth Club Building, 306 West 7th Street, Fort Worth, Texas on Wednesday, April 21, 2004 at 9:00 a.m., Central Standard Time, and at any recess or adjournment thereof. The solicitation will be by mail, and this Proxy Statement and the accompanying form of proxy will be mailed to shareholders on or about March 22, 2004.

      The enclosed proxy, even though executed and returned, may be revoked at any time prior to the voting of the proxy by giving written notice of revocation to the Secretary of the Company at its principal executive offices or by executing and delivering a later-dated proxy or by attending the Annual Meeting and voting in person. However, no revocation shall be effective until the notice has been received by the Company at or before the Annual Meeting. Any revocation will not affect a vote on any matters taken prior to receipt of the revocation. Mere attendance at the Annual Meeting will not of itself revoke the proxy.

      The expense of this proxy solicitation will be borne by the Company and will include reimbursement paid to brokerage firms and other custodians, nominees and fiduciaries for their expenses in forwarding solicitation material regarding the meeting to beneficial owners. The Company has retained Georgeson Shareholder Communications, Inc. to assist in the solicitation of proxies from shareholders and will pay the firm a fee of approximately $5,500 for these services. Further solicitation of proxies may be made by telephone or other electronic communication following the original solicitation by directors, officers and regular employees of the Company or by its transfer agent. These persons will not be additionally compensated for these efforts, but they will be reimbursed by the Company for out-of-pocket expenses.

      A copy of the Annual Report to Shareholders of the Company for its fiscal year ended December 31, 2003 is being mailed with this Proxy Statement to all shareholders entitled to vote, but it does not form any part of the information for solicitation of proxies.

VOTING SECURITIES OUTSTANDING; QUORUM

      The record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting was the close of business on March 4, 2004 (the “Record Date”). At the close of business on March 4, 2004, there were 28,347,447 shares of Common Stock, par value $.10 per share, issued and outstanding, each of which is entitled to one vote on all matters properly brought before the meeting. There are no cumulative voting rights.

      The presence in person or by proxy of the holders of a majority of the issued and outstanding shares of Common Stock on the Record Date is necessary to constitute a quorum at the Annual Meeting. Assuming the presence of a quorum, the affirmative vote of a majority of the shares of Common Stock present, or represented by proxy, and entitled to vote at the Annual Meeting is necessary for the election of directors, for approval of the 2004 Long-Term Incentive Plan and for ratification of the appointment of independent auditors.

      Shares voted for a proposal and shares represented by returned proxies that do not contain instructions to vote against a proposal or to abstain from voting will be counted as shares cast for the proposal. Shares will be counted as cast against the proposal if the shares are voted either against the proposal or to abstain from voting. Broker non-votes will not change the number of votes for or against the proposal and will not be treated as shares entitled to vote, but such shares will be counted for purposes of determining the presence of a quorum.

PURPOSES OF THE ANNUAL MEETING

      At the Annual Meeting, the shareholders of the Company will consider and vote on the following matters:

(1) Election of seven (7) persons to serve as directors of the Company to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified;

(2) Approval of the Cash America International, Inc. 2004 Long-Term Incentive Plan;

(3) Ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company for the year 2004; and

(4) Such other business as may properly come before the meeting or any adjournments thereof.

ELECTION OF DIRECTORS

      Shareholders will vote for seven (7) directors who are to be elected for a term expiring at the next annual meeting of shareholders or until their successors shall be elected and shall have qualified. The following slate of seven nominees has been chosen by the Board of Directors, and the Board recommends that each be elected. Unless otherwise indicated in the enclosed form of Proxy, the persons named in the proxy intend to nominate and vote for the election of the following nominees for the office of director. All of the nominees are presently serving as directors. Mr. Clifton H. Morris, Jr. has chosen not to stand for re-election, and hence is not a nominee.

		Director
Name and Age	Principal Occupation During Past Five Years	Since

Jack Daugherty (56)	Mr. Daugherty has served as Chairman of the Board and Chief Executive Officer of the Company from its inception until February 2000, when he retired from the position of Chief Executive Officer. Mr. Daugherty has owned and operated pawnshops since 1971.	1983

A. R. Dike (68)	Mr. Dike has owned and served as Chairman of the Board and Chief Executive Officer of The Dike Co., Inc. (a private insurance agency) for over twenty years. He served as Chairman of Willis Corroon Life, Inc. of Texas from 1991 through June 1999.	1988

Daniel R. Feehan (53)	Mr. Feehan assumed the position of Chief Executive Officer and President of the Company in February 2000, and prior to that served as President and Chief Operating Officer since January 1990.	1984

James H. Graves (55)	Mr. Graves has served as Managing Director and Partner of Erwin, Graves & Associates, LP, a management consulting firm located in Dallas, Texas, since January 2002. From November 2000 until January 2002, he served as Managing Director — Investment Banking for UBS Warburg, and prior to that he served as Chief Operating Officer and head of Equity Capital Markets at J. C. Bradford & Co., a Nashville based securities firm (acquired by Paine Webber in 2000), where he worked for more than five years.	1996

		Director
Name and Age	Principal Occupation During Past Five Years	Since

B. D. Hunter (74)	Mr. Hunter has served since January 2000 as Vice Chairman of the Board of Service Corporation International, a publicly held company that owns and operates funeral homes and related businesses. For more than five years, Mr. Hunter has served as Chairman of the Board of Huntco, Inc. (“Huntco”), an intermediate steel processing company. He served as Chief Executive Officer of Huntco until May 2000. In February 2002, Huntco filed for protection under Chapter 11 of the U.S. Bankruptcy Code during a severe downturn in the steel industry.	1984

Timothy J. McKibben (55)	Mr. McKibben has served as Chairman of the Board of Ancor Holdings, L.P., a private investment firm, since 1993, and prior to that he served as Chairman of the Board and President of Anago Incorporated, a medical products manufacturing company he co-founded in 1978.	1996

Alfred M. Micallef (61)	Mr. Micallef has served as President since 1974 and currently as Chairman of M International-Nev, Inc., formerly known as JMK International, Inc., a holding company of rubber and plastics manufacturing businesses.	1996

      Each nominee for election as a director has consented to serve if elected. The Board of Directors does not contemplate that any of the above-named nominees for director will be unable to accept election as a director of the Company. Should any of them become unavailable for election as a director of the Company, then the persons named in the enclosed form of proxy intend to vote such shares represented in such proxy for the election of such other person or persons as may be nominated or designated by the Board of Directors. There are no family relationships among the Company’s executive officers and the nominees for director.

      Certain nominees for director of the Company hold directorships in companies with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934. Mr. Dike is a director of AmeriCredit Financial Corp. Mr. Feehan is a director of RadioShack Corporation, AZZ incorporated and Calloway’s Nursery, Inc. Mr. Graves is a director of Hallmark Financial Services, Inc. and Detwiler Mitchell & Co. Mr. Hunter is a director of Service Corporation International. Mr. McKibben is a director of Calloway’s Nursery, Inc. Mr. Micallef is a director of Lone Star Technologies, Inc.

Meetings and Committees of the Board of Directors

      The Board of Directors held five meetings during the fiscal year ended December 31, 2003. Standing committees of the Board include the Executive Committee, Audit Committee, Management Development and Compensation Committee, and Nominating and Corporate Governance Committee. (The Executive Committee does not meet regularly and did not meet during fiscal 2003.) All directors attended 75% or more of the total number of meetings of the Board and of committees on which they serve.

      While it does not have a formal policy requiring them to do so, the Company encourages its directors to attend the annual meeting of shareholders and anticipates that they will. All of the Company’s directors attended the Company’s 2003 Annual Meeting.

      Audit Committee. The Audit Committee’s principal responsibilities are described under “Audit Committee Report” in this Proxy Statement. Its members are Messrs. Graves, McKibben and Micallef. The independence and “financial expert” status of Audit Committee members are also described under “Audit Committee Report” in this Proxy Statement. The Audit Committee held five meetings during fiscal 2003.

      Management Development and Compensation Committee. The Management Development and Compensation Committee’s responsibilities include (i) overseeing the Company’s incentive compensation plans and equity-based plans, and (ii) annually reviewing and approving the corporate goals and objectives relevant to the Chief Executive Officer’s compensation, evaluating the CEO’s performance in light of those goals and objectives, and setting the CEO’s compensation level based on that evaluation. As part of its responsibilities, the Committee administers the Company’s 1994 Long-Term Incentive Plan, as amended, and will administer the Company’s 2004 Long-Term Incentive Plan if it is approved by the shareholders. The Committee’s decisions and recommendations relating to executive compensation are reviewed by the full Board of Directors. Its members are Messrs. Hunter, Dike, and Micallef. The Committee held four meetings during fiscal 2003.

      Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee considers and recommends to the Board qualified candidates for inclusion on the slate of nominees for the Board of Directors. In addition, the Committee assists in developing and recommending corporate governance principles and practices, including determining director independence and committee membership. Its members are Messrs. McKibben, Graves and Morris. The Committee held four meetings during fiscal 2003. Candidates for director are selected for their character, judgment and business experience and acumen. Financial expertise and familiarity with national and international issues affecting the Company’s business are among the relevant criteria. The Company’s Corporate Governance Principles also require that a majority of the Board be independent in accordance with New York Stock Exchange listing standards. The Committee will consider candidates meeting these criteria who are suggested by directors, management, shareholders and search firms hired to identify and evaluate qualified candidates. Shareholders may submit recommendations by written notice addressed to the Corporate Secretary of the Company. The recommendation notice must be received by the Secretary not later than November 22, 2004.

Directors’ Compensation

      Directors each receive a retainer of $5,000 per quarter and a meeting fee of $1,500 per Board meeting attended. The Audit Committee chair receives an annual retainer of $8,000, and the chairs of the Management Development and Compensation Committee and the Nominating and Corporate Governance Committee each receive annual retainers of $5,000. All committee members receive meeting fees of $1,000 for each committee meeting attended. Nonemployee directors may elect to defer all or part of their cash compensation in a calendar year. All amounts deferred are deferred in the form of Company Common Stock based on the fair market value of the Common Stock as of the last trading day of the month in which the cash compensation is earned. The nonemployee director is entitled to receive the Common Stock upon retirement or separation of service from the Board for any reason.

      Effective October 25, 1989, options to purchase shares of the Company’s common stock were granted under the 1989 Non-Employee Director Stock Option Plan in the following amounts (after adjustment for stock splits in 1990 and 1992): 225,000 shares to each non-employee director serving on the Executive Committee of the Board of Directors (i.e., Mr. Morris), 150,000 shares to each other non-employee director with at least two years of service on the Board of Directors as of the date of grant (i.e., Mr. Hunter) and 120,000 shares to each other non-employee director (i.e., Mr. Dike). Messrs. Morris, Hunter and Dike exercised all of their options and sold all of the underlying shares in September 2003. The expiration date of the options was October 25, 2004.

      The Company’s 1994 Long-Term Incentive Plan also provides for the grant of stock options to non-employee directors. Under this Plan, non-employee directors receive options to purchase 5,000 shares of the Company’s common stock upon joining the Board of Directors. Those directors continuing their service receive options for 2,500 shares at the time of each annual meeting of shareholders. In each case, the exercise price of the options is the closing price of the Company’s common stock on the New York Stock Exchange on the day preceding the grant date. The options issued under this Plan vest one year after the grant date and expire upon the earlier of five (5) years after the director’s retirement date or ten (10) years after the grant date.

Corporate Governance

      The Board of Directors has adopted a Code of Business Conduct and Ethics to govern the conduct of all of the officers, directors and employees of the Company. The Board has also adopted Corporate Governance Principles, which detail the functions, activities and administration of the Board and its committees. In addition to the Amended and Restated Charter of the Audit Committee attached to this Proxy Statement as APPENDIX A, the Board has adopted charters for the Management Development and Compensation Committee and the Nominating and Corporate Governance Committee. The Code, Corporate Governance Principles, and committee charters can be accessed on the Company’s website at www.cashamerica.com. Under the Corporate Governance Principles, the Chair of the Nominating and Corporate Governance Committee serves as presiding director in all meetings of non-management directors.

Director Independence

      The Board of Directors has determined that, with the exception of Daniel R. Feehan, President and CEO of the Company, and Jack R. Daugherty, Chairman of the Board and former CEO of the Company, all of its directors, including all of the members of the Audit, Management Development and Compensation, and Nominating and Corporate Governance Committees, are “independent” as defined by the listing standards of the New York Stock Exchange currently in effect and approved by the Securities and Exchange Commission (“SEC”), all applicable rules and regulations of the SEC, and for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended. No director is deemed independent unless the Board affirmatively determines that the director has no material relationship with the Company, either directly or as an officer, shareholder or partner of an organization that has a relationship with the Company. In making its determination, the Board observes all criteria for independence established by the rules of the SEC and the New York Stock Exchange. In addition, the Board considers all commercial, banking, consulting, legal, accounting, charitable or other business relationships any director may have with the Company.

Procedure for Contacting Directors

      The Board of Directors has established a procedure for shareholders to send communications to the Board. Shareholders may communicate with the Board generally or with a specific director at any time by writing to the Company’s Corporate Secretary at the Company’s address, 1600 West 7th Street, Fort Worth, Texas 76102. The Secretary will review all messages received and will forward any message that reasonably appears to be a communication from a shareholder about a matter of shareholder interest that is intended for communication to the Board. Communications will be sent as soon as practicable to the director to whom they are addressed, or if addressed to the Board generally, to the Chairman of the Nominating and Corporate Governance Committee. Because other appropriate avenues of communication exist for matters that are not of shareholder interest, such as general business complaints or employee grievances, communications that do not relate to matters of shareholder interest will not be forwarded to the Board. The Corporate Secretary has the option, but not the obligation, to forward these other communications to appropriate channels within the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The Company has only one outstanding class of equity securities, its Common Stock, par value $.10 per share.

      The following table sets forth certain information, as of the Record Date, with respect to each person or entity who is known to the Company to be the beneficial owner of more than five percent (5%) of the Company’s Common Stock. The information below was derived solely from filings made by these owners with the Securities and Exchange Commission.

	Amount of	Percent
Name and Address of	Beneficial	of
Beneficial Owner	Ownership	Class

Delaware Management Holdings	2,603,848 (1)	9.30%
2005 Market Street
Philadelphia, PA 19103
Barclays Global Investors, NA	2,279,636 (2)	8.14%
45 Fremont Street
San Francisco, CA 94105

(1)	Based upon information contained in a Schedule 13G, filed with the Company, which indicates that Delaware Management Holdings has sole voting power with regard to 2,594,282 shares, has shared voting power with regard to 241 shares, and has the sole right to dispose of all 2,603,848 shares.

(2)	Based upon information contained in a Schedule 13G, filed with the Company, which indicates that Barclays Global Investors, NA beneficially owns 2,279,636 shares and has sole voting and dispositive power with respect to 2,108,017 shares.

      The following table sets forth information with respect to the beneficial ownership of the Company’s Common Stock, as of March 4, 2004 by its directors, nominees for election as directors, named executive officers, and all directors and executive officers as a group.

	Amount and Nature of		Percent
Name	Beneficial Ownership(1)(2)		of Class

Jack Daugherty	148,459		.52%
A. R. Dike	26,000		*
Daniel R. Feehan	747,046		2.59%
James H. Graves	41,601		.15%
B. D. Hunter	30,000	(3)	.11%
Timothy J. McKibben	24,125		*
Alfred M. Micallef	7,500		*
Clifton H. Morris, Jr.	19,500	(4)	*
James H. Kauffman	282,657		.99%
Thomas A. Bessant, Jr.	191,688		.67%
Michael D. Gaston	148,270	(5)	.52%
Jerry D. Finn	50,775		.18%
All Directors and Executive Officers as a group (15 persons)	2,032,086	(6)	6.79%

*	Indicates ownership of less than .1% of the Company’s Common Stock.

(1)	Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Unless otherwise indicated, each of the persons named has sole voting and investment power with respect to the shares reported.

(2)	Except for the percentages of certain parties that are based on options exercisable within sixty days of March 4, 2004, as indicated below, the percentages indicated are based on 28,347,447 shares of Common

Stock issued and outstanding on March 4, 2004. In the case of parties holding options, the percentage ownership is calculated by including as outstanding those shares presently purchasable or purchasable within the next sixty days underlying such options. The shares subject to options that are exercisable within sixty days of March 4, 2004 are as follows: Mr. Daugherty — 143,344 shares; Mr. Dike — 15,000 shares; Mr. Feehan — 508,486 shares; Mr. Hunter — 15,000 shares; Messrs. Graves and McKibben — 20,000 shares; Mr. Micallef — 7,500 shares; Mr. Morris — 17,500 shares; Mr. Kauffman — 175,000 shares; Mr. Bessant — 146,729 shares; Mr. Gaston — 130,906 shares; and Mr. Finn — 50,625 shares.

(3)	This amount includes 15,000 shares held by a corporation that Mr. Hunter indirectly controls. Mr. Hunter disclaims beneficial ownership of such shares.

(4)	This amount includes 2,000 shares owned by Mr. Morris’ wife.

(5)	This amount includes 3,500 shares owned by Mr. Gaston’s wife.

(6)	This amount includes 1,560,764 shares that directors and executive officers have the right to acquire within the next sixty days through the exercise of stock options.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

      The Company’s executive officers and directors are required to file under Section 16(a) of the Securities Exchange Act of 1934 reports of ownership and changes of ownership with the Securities and Exchange Commission. Based solely upon its review of the copies of such reports received by it, and written representations from individual directors and executive officers, the Company believes that during the fiscal year ended December 31, 2003 all filing requirements applicable to executive officers and directors have been complied with, except as follows: Form 4’s for the stock option grants reflected in the “Option/ SAR Grants in Last Fiscal Year” table below and for the restricted stock unit grants reflected in the “Summary Compensation Table” below were filed on February 13, 2003 and January 7, 2004 respectively, as were the Form 4’s for the corresponding grants to the Company’s other executive officers (Messrs. Robert D. Brockman, William R. Horne, and Hugh A. Simpson). Mr. Alfred M. Micallef, director, also filed a late Form 4 on November 12, 2003.

EXECUTIVE COMPENSATION

      The following sets forth information for each of the Company’s last three fiscal years concerning the compensation of the Company’s Chief Executive Officer and each of the other four most highly compensated executive officers who were serving as executive officers at the end of the last fiscal year.

Summary Compensation Table

				Long-Term Compensation Awards
		Annual
		Compensation		Restricted		Securities
				Stock Unit		Underlying	All Other
Name and Principal Position	Year	Salary($)	Bonus($)	Awards($)		Options/SAR(#)	Compensation($)(1)

Daniel R. Feehan	2003	458,604	486,100	1,138,685	(2)	62,500	116,061
CEO and President	2002	441,501	290,761	—		62,500	40,317
	2001	423,469	112,468	—		—	38,101

James H. Kauffman	2003	270,921	229,735	377,110	(2)	25,000	54,764
Executive VP —	2002	271,318	138,757	—		25,000	12,957
International Operations	2001	278,415	55,871	—		—	8,797

Thomas A. Bessant, Jr.	2003	222,384	188,593	236,587	(2)	50,000	38,350
Executive VP — CFO	2002	215,088	113,089	—		25,000	5,950
	2001	203,942	43,356	—		—	6,052

Michael D. Gaston	2003	210,329	178,357	263,816	(2)	25,000	39,478
Executive VP — Business	2002	203,310	106,896	—		25,000	7,290
Development	2001	196,290	41,670	—		—	6,499

Jerry D. Finn	2003	207,528	175,974	341,775	(2)	25,000	40,006
Executive VP — Domestic	2002	200,750	105,550	—		25,000	7,355
Pawn Operations	2001	193,308	41,045	—		—	6,064

(1)	The amounts disclosed in this column for 2003 include:

(a)	Company contributions of the following amounts under the Company’s 401(k) Savings Plan on behalf of Mr. Feehan: $19,184; Mr. Kauffman: $10,242; Mr. Bessant: $5,935; Mr. Gaston: $8,306; and Mr. Finn: $8,202.

(b)	Company contributions of the following amounts under the Company’s Supplemental Executive Retirement Plan, adopted effective January 1, 2003, on behalf of Mr. Feehan: $70,784; Mr. Kauffman: $39,186; Mr. Bessant: $32,118; Mr. Gaston: $30,372; and Mr. Finn: $29,973.

(c)	Payment by the Company of premiums for term life insurance on behalf of Mr. Feehan: $1,093; Mr. Kauffman: $5,336; Mr. Bessant: $297; Mr. Gaston: $800; and Mr. Finn: $1,831.

(d)	Annual premium payments under split-dollar life insurance policy on Mr. Feehan ($25,000). The split-dollar insurance arrangement between the Company and Mr. Feehan was terminated in December 2003.

(2)	Consists of grants of 59,214, 19,610, 12,303, 13,719 and 17,773 restricted stock units on December 22, 2003 to Messrs. Feehan, Kauffman, Bessant, Gaston and Finn, respectively, each valued at the market price of the Company’s Common Stock as of the date of grant. If the holder is age 50 or older, the units vest in equal installments over the number of whole and fractional 12-month periods between the grant date and the date on which the holder reaches age 65, provided the holder continues to be employed by the Company on the vesting date. If the holder is under age 50, 1/15th of the units vest upon each anniversary of the grant date, provided the holder continues to be employed by the Company on the vesting date. Holders of these restricted stock units are not entitled to receive dividends unless and until they receive the underlying shares. As of December 31, 2003, Messrs. Feehan, Kauffman, Bessant, Gaston and Finn did not hold any restricted stock units or restricted shares other than these units, and the values of their units on that date, based on the closing price of the Company’s Common Stock on December 31, 2003, were $1,254,153, $415,340, $260,578, $290,568, and $376,432, respectively.

      The following table shows all individual grants of stock options to the named executive officers of the Company during the fiscal year ended December 31, 2003.

Option/ SAR Grants in Last Fiscal Year

Individual Grants

	Number of
	Securities	% of Total
	Underlying	Options/SARs	Exercise
	Options/SARs	Granted to	or Base		Grant Date
	Granted	Employees in	Price	Expiration	Present Value
	(#)(1)	Fiscal Year	($/Sh)	Date	$(2)

Daniel R. Feehan	62,500	10.9	$9.41	01/22/13	416,000
James H. Kauffman	25,000	4.4	$9.41	01/22/13	166,000
Thomas A. Bessant, Jr.	50,000	8.7	$9.41	01/22/13	332,000
Michael D. Gaston	25,000	4.4	$9.41	01/22/13	166,000
Jerry D. Finn	25,000	4.4	$9.41	01/22/13	166,000

(1)	These stock options were granted on January 22, 2003 and vest in 25% increments on each anniversary date of the grant beginning January 22, 2004, or in accordance with certain share price appreciation criteria as follows: The options vest 50% if the market price of the Company’s common stock equals or exceeds 150% of the exercise price for 20 consecutive calendar days, and the options vest 100% if the market price equals or exceeds 200% of the exercise price for 20 consecutive calendar days. As of December 31, 2003, these options were 100% vested.

(2)	As permitted by the Securities and Exchange Commission’s rules on executive compensation disclosure, the Company used the Black-Scholes model of option valuation to determine grant date present value. The Company does not advocate or necessarily agree that the Black-Scholes model can properly determine the value of an option. Calculations are based upon the following assumptions as of the grant date: (i) dividend yield per share of .53% based on the Company’s history of dividend payments; (ii) volatility of 50.1%; (iii) an expected option term of approximately 8.4 years; and (iv) a risk-free rate of return of 4.13% (based on the then quoted yield of U.S. Treasury Strips maturing approximately 8 years from the grant date).

      The following table provides information concerning option exercises in fiscal 2003 and the value of unexercised options held by each of the named executive officers at the end of the Company’s last fiscal year.

Aggregated Option/ SAR Exercises in Last Fiscal Year

and FY-End Option/ SAR Values

			Number of
			Securities	Value of
			Underlying	Unexercised
			Unexercised	In-the-Money
			Options/SARs at	Options/SARs at
			FY-End(#)	FY-End($)(1)
	Shares
	Acquired	Value	Exercisable/	Exercisable/
Name	on Exercise(#)	Realized($)	Unexercisable	Unexercisable

Daniel R. Feehan	297,450	3,143,025	367,343/ 141,143	4,373,229/1,514,863
James H. Kauffman	—	—	112,500/62,500	1,290,156/665,156
Thomas A. Bessant, Jr.	2,500	38,462	108,100/38,629	1,299,346/417,674
Michael D. Gaston	10,000	130,500	85,453/45,453	981,121/488,421
Jerry D. Finn	82,425	627,528	12,500/38,125	147,125/412,448

(1)	Values stated are based upon the closing price of $21.18 per share of the Company’s Common Stock on the New York Stock Exchange on December 31, 2003, the last trading day of the fiscal year.

      The following table summarizes the Company’s equity compensation plan information as of December 31, 2003.

Equity Compensation Plan Information

Common Shares
	Common Shares to		Available for Future
	be Issued upon	Weighted-Average	Issuance Under Equity
	Exercise of	Exercise Price of	Compensation Plans
	Outstanding	Outstanding	(Excluding Securities
	Options, Warrants	Options, Warrants	Reflected in
Plan Category	and Rights	and Rights	Column (a))

	(a)	(b)	(c)
Equity compensation plans approved by the Company’s shareholders	2,342,465 (1)	$9.75	619,814 (2)
Equity compensation plans not approved by the Company’s shareholders(3)	—	—	—
Totals	2,342,465	$9.75	619,814

(1)	Consists of the following shares of stock to be issued upon the exercise of outstanding stock options granted under the following plans:

(a)	179,400 shares under the 1987 Stock Option Plan

(b)	200,000 shares under the 1989 Non-Employee Director Stock Option Plan

(c)	1,963,065 shares under the 1994 Long-Term Incentive Plan

(2)	Consists entirely of shares available for issuance under the 1994 Long-Term Incentive Plan.

(3)	The Company has no equity compensation plans that were not approved by the Company’s shareholders.

Management Development and Compensation Committee Report

Overall Executive Compensation Policies

      The basic philosophy of the Company’s executive compensation program is to link the compensation of its executive officers (including the named executive officers) to their contribution toward the enhancement of shareholder value. Consistent with that philosophy, the program is designed to meet the following policy objectives:

•	Attracting and retaining qualified executives critical to the long-term success of the Company.

•	Tying executive compensation to the Company’s general performance and specific attainment of long-term strategic goals.

•	Rewarding executives for contributions to strategic management designed to enhance long-term shareholder value.

•	Providing incentives that align the executives’ interests with those of the Company’s shareholders.

Elements of Executive Compensation

      The Company’s executive compensation program consists of the following elements designed to meet the policy objectives set out above:

Base Salary

      The Committee sets the annual salary of the Company’s Chief Executive Officer and reviews the annual salaries of the Company’s other executive officers. In setting appropriate annual salaries, the Committee takes into consideration the minimum salaries set forth in the Chief Executive Officer’s employment contract (described elsewhere in this Proxy Statement), the level and scope of responsibility, experience, and performance of the executive, the internal fairness and equity of the Company’s overall compensation structure, and the relative compensation of executives in similar positions in the marketplace. The Committee relies on information supplied by an outside compensation consulting firm pertaining to competitive compensation. The Company’s executive compensation program is designed to position base salary at the 50th percentile of the competitive market and total cash compensation, including annual performance incentives, at the 75th percentile of the competitive market. The Committee believes that the few companies in the peer group described below under “Performance Graph” may not be included in the surveys used for compensation comparisons. Those surveys represent a much broader collection of U.S. companies.

Annual Incentive Compensation

      The Company’s executive compensation program consists of both short-term and long-term incentive components.

a. Short-Term Component

      Under this component, the Company’s executive officers are eligible to receive annual incentive cash bonuses, depending on the extent to which the Company’s operating performance for the year exceeds that of the previous year. In the event the Company’s operating performance hits a specified target under the financial plan, then the officers’ bonuses are equal to certain percentages of their annual base salaries. The target bonus percentage for the Company’s Chief Executive Officer is 50%. The target bonus percentages for the other officers vary depending upon each officer’s position with the Company, and the bonus amount increases in the event the Company’s operating performance exceeds the financial plan.

b. Long-Term Component

      Under this component, the Company’s executive officers are eligible to receive long-term incentive grants in the form of restricted stock and/or stock options, with the number of shares of stock and/or options tied to certain percentages of the officers’ annual base salaries. The applicable percentage varies depending upon the officer’s position with the Company. The allocation between restricted stock and stock options is determined by the Committee at its discretion. The Company’s 1994 Long-Term Incentive Plan (the “1994 Plan”) allows for these forms of stock-based long-term incentive compensation awards. This long-term incentive component is designed to further the objective of fostering and promoting improvement in long-term financial results and increases in shareholder value. The Company has granted options to its executive officers in recent years at an exercise price equal to the closing price of the Company’s common stock on the New York Stock Exchange on the day preceding the date of grant. This arrangement rewards effective management that results in long-term increases in the Company’s stock price. The options granted to certain of the Company’s executive officers in 2003 vest in 25% increments on each of the first four anniversaries of the date of grant. However, vesting accelerates if the Company’s stock price hits certain target levels: the options vest 50% if the stock price equals or exceeds 150% of the exercise price for twenty consecutive calendar days, and the options vest 100% if the stock price equals or exceeds 200% of the exercise price for twenty consecutive calendar days. With these grants, the Company further strengthened the link between its senior management’s interests and those of the Company’s shareholders.

Deductibility Cap on Executive Compensation

      A federal tax law enacted in 1994 disallows corporate deductibility for certain compensation paid in excess of $1,000,000 to the Chief Executive Officer and the four other most highly paid executive officers. “Performance-based compensation,” as defined in the tax law, is not subject to the deductibility limitation, provided certain shareholder approval and other requirements are met. Although the cash compensation paid to the Company’s Chief Executive Officer and the four other most highly paid executive officers is below the $1,000,000 level in each case, the Committee determined that the Company should seek to ensure that future stock option and performance award compensation under the 1994 Plan qualifies as “performance-based compensation.” Accordingly, the 1994 Plan is intended to meet the requirements of this tax law and thereby preserve full deductibility of both stock option and stock-based performance award compensation expense.

CEO’s Compensation For Fiscal 2003

      The fiscal 2003 salary of Mr. Daniel R. Feehan, Chief Executive Officer of the Company, was based primarily on his rights under his employment agreement with the Company. Under that agreement, Mr. Feehan’s minimum base salary was $433,000. At the same time in 2003 that other Company officers received merit increases in their base salaries, the Committee approved a 3.5% increase in Mr. Feehan’s base salary. The Committee believes that the total cash compensation paid to Mr. Feehan was appropriate in light of the Company’s accomplishments in 2003, which included record revenues and earnings, eclipsing the $1.00 per share mark in earnings for the first time in the Company’s history, and successfully completing the Cashland acquisition — the Company’s largest acquisition to date.

      These 2003 accomplishments also support the Committee’s belief that the fiscal 2003 cash compensation of the Company’s other executive officers was set at appropriate levels.

MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE

B. D. Hunter, Chairman

A. R. Dike
Alfred M. Micallef

      Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the preceding report and the Performance Graph on Page 14 shall not be incorporated by reference into any such filings.

Compensation Committee Interlocks and Insider Participation

      None of the members of the Management Development and Compensation Committee of the Company’s Board of Directors is an officer, former officer, or employee of the Company or any subsidiary of the Company or has any interlocking relationship with another entity requiring disclosure.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

      Mr. Feehan’s employment agreement was amended and restated effective January 21, 2004. The initial term of Mr. Feehan’s agreement expires April 30, 2006. Compensation is determined annually by the Company’s Board of Directors, subject to minimum annual compensation of $433,000. Included in the agreement is Mr. Feehan’s covenant not to compete with the Company during the term of his employment and for a period of three years thereafter. The employment agreement also provides that if he is terminated by the Company other than for cause, the Company will pay to Mr. Feehan the remainder of his current year’s salary plus an amount equal to his salary, at the then current rate, for a period equal to the greater of three years or the remainder of the term of the agreement, with that amount payable in thirty-six equal monthly installments. In the event he resigns or is terminated other than for cause within twelve months after a “change in control” of the Company (as that term is defined in the employment agreement), he will be entitled to (1) earned and unpaid salary, (2) a pro-rated portion of the target bonus under the existing bonus plan based on the number of months employed during the year, (3) a lump sum equal to three times his annual salary, (4) a lump sum equal to three times the greater of (i) the target bonus for the year, or (ii) the actual bonus for the preceding year, (5) immediate vesting of any outstanding unvested cash-based and equity-based long-term incentive awards, (6) continued health benefits for thirty-six months, and (7) executive placement services from an executive search/ placement firm. In addition, the Company would be obligated to pay him an amount sufficient to cover the costs of any excise tax that may be triggered by the payments referred to in the preceding sentence, together with an amount sufficient to cover his additional state and federal income, excise, and employment taxes that may arise on this additional payment.

      In conjunction with his retirement from the position of Chief Executive Officer of the Company, Mr. Daugherty entered into an amended and restated employment agreement with the Company effective

February 1, 2000. The term of Mr. Daugherty’s agreement expires January 31, 2005, with no provision for renewal or extension. His annual compensation under the agreement is $200,000. Included in the agreement is Mr. Daugherty’s covenant not to compete with the Company during the term of his employment and for a period of three years thereafter. The agreement also provides that if Mr. Daugherty is terminated by the Company other than for cause, the Company will pay him the remainder of his current year’s salary plus an amount equal to his salary, at the then current rate, for a period equal to the greater of three years or the remainder of the term of the agreement, with that amount payable in thirty-six equal monthly installments. However, the agreement does not provide for any separation payment following a “change in control.”

      On December 22, 2003, the Company entered into separate Executive Change-in-Control Severance Agreements with each of its executive vice presidents, namely Thomas A. Bessant, Jr., Robert D. Brockman, Jerry D. Finn, Michael D. Gaston, William R. Horne, James H. Kauffman, and Hugh A. Simpson. These agreements provide that if the executive is terminated other than for cause within twenty-four months after a “change in control” of the Company (as that term is defined in the agreement), then the executive will be entitled to (1) earned and unpaid salary, (2) a pro-rated portion of the target bonus under the existing bonus plan based on the number of months employed during the year, (3) a lump sum equal to two times the executive’s annual salary, (4) a lump sum equal to two times the greater of (i) the target bonus for the year, or (ii) the actual bonus for the preceding year, (5) immediate vesting of any outstanding unvested cash-based and equity-based long-term incentive awards, (6) continued health benefits for twenty-four months, and (7) executive placement services from an executive search/placement firm. In addition, the Company would be obligated to pay the executive an amount sufficient to cover the costs of any excise tax that may be triggered by the payments referred to in the preceding sentence, together with an amount sufficient to cover his additional state and federal income, excise, and employment taxes that may arise on this additional payment.

Performance Graph

      The following Performance Graph shows the changes over the past five year period in the value of $100 invested in: (1) the Company’s Common Stock, (2) the Standard & Poor’s 500 Index, and (3) the common stock of a peer group of companies whose returns are weighted according to their respective market capitalizations. The values of each investment as of the beginning of each year are based on share price appreciation and the reinvestment of dividends. The peer group consists of the other companies in the pawnbroking industry with publicly traded common stock.

TOTAL RETURN PERFORMANCE

	Period Ending

	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03

Cash America International, Inc.	100.00	64.50	29.14	56.99	64.20	143.53
S&P 500	100.00	121.11	110.34	97.32	75.75	97.51
Peer Group	100.00	53.90	16.75	36.51	58.44	146.55

Transactions With Management

      In December 1999, the Company sold the assets of three of its pawnshop units, along with certain real estate, to Ace Pawn, Inc. (“Ace”), a corporation controlled by the Company’s then Chairman of the Board and Chief Executive Officer Jack R. Daugherty. The Company financed Ace’s purchase of the assets, receiving promissory notes secured by a security interest in all of Ace’s assets. During 2003, the highest unpaid balance of principal and accrued interest on these notes was $2,609,142. Simultaneously with the purchase of the three pawnshops, Ace entered into standard form Franchise Agreements with the Company to operate the pawnshops as franchised “Cash America” units. Ace repaid the notes in full in January 2003 and continues to operate the pawnshops under the Franchise Agreements. In October 2003, the Company purchased one of the pawnshops from Ace for $2,461,000 cash. The purchase price was determined by independent appraisal and was approved by the Company’s Board of Directors.

      The Board of Directors of the Company adopted an officer stock loan program in 1994, modified the program in 1996 and in 2001, and discontinued the program in 2002 with no further principal advances to be made. The purpose of the program was (i) to facilitate and encourage the ownership of Company common stock by the officers of the Company and (ii) to establish the terms for stock loan transactions with officers. Participants in the program could utilize loan proceeds to acquire and hold common stock of the Company by means of option exercises or otherwise. The stock held as a result of the loan is pledged to the Company to secure the obligation to repay the loan. At its July 24, 2002 meeting, the Board further modified the program as follows: the interest rate on all outstanding loans was set at a fixed rate of six percent (6%) per annum; all outstanding loans were converted to a five-year maturity date with all principal and interest due at maturity; and all of the prior triggering events that could cause the loan to become a nonrecourse obligation to the borrower, except for a “change in control” of the Company, were eliminated. As of February 29, 2004, Messrs. Feehan, Kauffman, and Bessant had stock loans outstanding under this program in the aggregate principal amounts of $1,674,379, $431,779, and $364,087, respectively. These were also the highest amounts by which Messrs. Kauffman and Bessant were indebted under the program during 2003. On September 25, 2003, Mr. Feehan made a payment of $1,000,000 on his stock loan. This reduced the outstanding balance of the loan from $2,674,379, which was the highest amount by which he was indebted during 2003, to $1,674,379.

AUDIT COMMITTEE REPORT

      The Audit Committee consists of three non-employee members of the Board of Directors (listed below). After reviewing the qualifications of the current members of the Committee, and any relationships they may have with the Company that might affect their independence from the Company, the Board has determined that (1) all current Committee members are “independent” as that concept is defined in Section 10A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (2) all current Committee members are “independent” as that concept is defined in the applicable rules of the NYSE, (3) all current Committee members are financially literate, and (4) Mr. Graves qualifies as an audit committee financial expert under the applicable rules promulgated pursuant to the Exchange Act.

      The Board of Directors appointed the undersigned directors as members of the Committee and adopted a written charter setting forth the procedures and responsibilities of the Committee. The Committee’s responsibilities include: (i) reviewing the independence, qualifications, services, fees, and performance of the Company’s independent auditors, (ii) appointing, replacing and discharging the independent auditors, (iii) pre-approving the professional services provided by the independent auditors, (iv) reviewing the scope of the annual audit and reports and recommendations submitted by the independent auditors, and (v) reviewing the Company’s financial reporting and accounting policies, including any significant changes, with management and the independent auditors. Each year, the Committee reviews the charter and reports to the Board on its adequacy in light of applicable NYSE rules. A copy of the charter is attached to this Proxy Statement as APPENDIX A.

      During the last year, and earlier this year in preparation for the filing with the SEC of the Company’s annual report on Form 10-K for the year ended December 31, 2003 (the “10-K”), the Committee:

•	reviewed and discussed the audited financial statements included in the 10-K with management and the Company’s independent auditors;

•	reviewed the overall scope and plans for the audit and the results of the independent auditors’ examinations;

•	met with management periodically during the year to consider the adequacy of the Company’s internal controls and the quality of its financial reporting and discussed these matters with the Company’s independent auditors and with appropriate Company financial personnel and internal auditors;

•	discussed with the Company’s senior management, independent auditors and internal auditors the process used for the Company’s Chief Executive Officer and Chief Financial Officer to make the certifications required by the SEC and the Sarbanes-Oxley Act of 2002 in connection with the 10-K and other periodic filings with the SEC;

•	reviewed and discussed with the independent auditors (1) their judgments as to the quality (and not just the acceptability) of the Company’s accounting policies, (2) the written communication required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Commit-

tees” and the independence of the independent auditors, and (3) the matters required to be discussed with the Committee under auditing standards generally accepted in the United States, including Statement on Auditing Standards No. 61, “Communication with Audit Committees”;

•	based on these reviews and discussions, as well as private discussions with the independent auditors and the Company’s internal auditors, recommended to the Board of Directors the inclusion of the audited financial statements of the Company and its subsidiaries in the 10-K; and

•	determined that the non-audit services provided to the Company by the independent auditors (discussed below under “Independent Auditors”) are compatible with maintaining the independence of the independent auditors. The Committee’s pre-approval policies and procedures are discussed below under “Independent Auditors.”

      Notwithstanding the foregoing actions and the responsibilities set forth in the Committee charter, the charter clarifies that it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and in accordance with generally accepted accounting principles. Management is responsible for the Company’s financial reporting process, including its system of internal controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The independent auditors are responsible for expressing an opinion on those financial statements. Committee members are not employees of the Company or accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, the Committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent auditors included in their report on the Company’s financial statements.

      The Committee meets regularly with management and the independent and internal auditors, including private discussions with the independent auditors and the Company’s internal auditors and receives the communications described above. The Committee has also established procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (b) the confidential, anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters. However, this oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles or that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards.

      The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

AUDIT COMMITTEE

James H. Graves, Chairman

Timothy J. McKibben
Alfred M. Micallef

PROPOSAL TO APPROVE THE 2004 LONG-TERM INCENTIVE PLAN

Background Information

      The Board of Directors has adopted, subject to shareholder approval, the Company’s 2004 Long-Term Incentive Plan (the “2004 Plan”). The purpose of the 2004 Plan is to promote the interests of the Company and its shareholders and give it a competitive advantage by (i) attracting and retaining executive personnel and other key employees of outstanding ability; (ii) motivating executive personnel and other key employees, by means of performance-related incentives, to achieve longer-range performance goals; and (iii) enabling such employees to participate in the long-term growth and financial success of the Company by acquiring a proprietary interest in the Company.

      The following summary of the 2004 Plan is qualified in its entirety by reference to the full text of the 2004 Plan, which is attached to this Proxy Statement as APPENDIX B.

General Administration of the Plan

      The 2004 Plan will be administered by the Management Development and Compensation Committee of the Board of Directors (the “Committee”). The Committee will be authorized to grant to key employees of the Company awards in the form of stock options, performance shares, and restricted stock. In addition, the Committee will have the authority to grant other stock-based awards in the form of stock appreciation rights, restricted stock units, and stock unit awards. The 2004 Plan will become effective upon approval by the shareholders and will expire ten years from such effective date unless terminated earlier or extended by the Board of Directors.

      Each member of the Committee must be a “non-employee director” within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), an “independent director” within the meaning of the New York Stock Exchange listing standards, as amended, and an “outside director” within the meeting of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Committee will select persons to receive grants from among the eligible participants, determine the types of grants and number of shares to be awarded to grantees, and set the terms, conditions, and provisions of the grants consistent with the 2004 Plan. The Committee has authority to amend awards and to accelerate vesting and/or exercisability of awards, provided that it cannot amend an outstanding option to reduce its exercise price or cancel an option and replace it with an option with a lower exercise price. The Committee may also establish rules for administration of the 2004 Plan.

Eligibility

      The Committee will select grantees from among the key employees, officers, directors and consultants (other than members of the Committee) of the Company and its subsidiaries. The eligible participants will be those who, in the opinion of the Committee, have the capacity for contributing in a substantial measure to the successful performance of the Company.

Shares Subject to the Plan

      Subject to adjustment as described below, a maximum 850,000 shares of Company Common Stock may be issued under the 2004 Plan. The aggregate number of shares that may be issued upon the exercise of incentive stock options may not exceed 425,000. Any shares of Company Common Stock subject to awards that are forfeited or withheld in payment of any exercise price or taxes will again be available for grant. Also, if an award terminates without shares of Company Common Stock being issued, then the shares that were subject to the award will again be available for grant. The shares may be authorized and unissued shares or treasury shares. In the event of a stock split, stock dividend, spin-off, or other relevant change affecting the Company’s Common Stock, the Committee shall make appropriate adjustments to the number of shares available for grants and to the number of shares and price under outstanding grants made before the event.

Types of Awards Under the 2004 Plan

Stock Options

      The Committee may grant awards in the form of options to purchase shares of the Company’s Common Stock. With regard to each such option, the Committee will determine the number of shares subject to the option, the manner and time of the exercise of the option, and the exercise price per share of stock subject to the option; provided, however, that the exercise price of any “Incentive Stock Option” (as defined in the 2004 Plan) may not be less than 100% of the fair market value of the shares of Company Common Stock on the date the option is granted. The exercise price may, at the discretion of the Committee, be paid by a participant in cash, shares of Company Common Stock or a combination thereof. The period of any option shall be determined by the Committee, but no Incentive Stock Option may be exercised later than 10 years after the date of grant or earlier than one year after the date of grant. The aggregate fair market value, determined at the date of grant of the Incentive Stock Option, of Company Common Stock for which an Incentive Stock Option is exercisable for the first time during any calendar year as to any participant shall not exceed the maximum limitation as provided in Section 422 of the Code. The effect of a grantee’s termination of employment by reason of death, retirement, disability, or otherwise will be specified in the option agreement evidencing the grant of the option.

Stock Appreciation Rights

      The 2004 Plan also authorizes the Committee to grant stock appreciation rights (“SARs”). Upon exercising an SAR, the holder receives for each share with respect to which the SAR is exercised, an amount equal to the difference between the exercise price (which may not be less than the fair market value of such share on the date of grant unless otherwise determined by the Committee) and the fair market value of the Company Common Stock on the date of exercise. At the Committee’s discretion, payment of such amount may be made in cash, shares of Company Common Stock, or a combination thereof. Each SAR granted will be evidenced by an agreement specifying the terms and conditions of the award, including the effect of termination of employment (by reason of death, disability, retirement or otherwise) on the exercisability of the SAR. No SAR may have a term of greater than 10 years.

Performance Shares

      The 2004 Plan permits the Committee to grant awards of performance shares to eligible employees from time to time. These awards are contingent upon the achievement of certain performance goals established by the Committee. The length of time over which performance will be measured, the performance goals, and the criteria to be used in determining whether and to what degree the goals have been attained will be determined by the Committee. The Committee will also determine the effect of termination of employment of a grantee (by reason of death, retirement, disability or otherwise) during the performance period.

Restricted Stock and Restricted Stock Units

      Under the 2004 Plan, the Committee may award restricted shares of the Company’s Common Stock and restricted stock units to eligible employees from time to time and subject to certain restrictions as determined by the Committee. The nature and extent of restrictions on such shares and units, the duration of such restrictions, and any circumstance which could cause the forfeiture of such shares or units shall be determined by the Committee. The Committee will also determine the effect of the termination of employment of a recipient of restricted stock or restricted stock units (by reason of retirement, disability, death or otherwise) prior to the lapse of any applicable restrictions.

Other Stock Based Awards

      In addition, the Committee shall have authority under the 2004 Plan to grant stock unit awards, which can be in the form of Common Stock or units, the value of which is based, in whole or in part, on the value of the Company’s Common Stock. Such stock unit awards will be subject to such terms, restrictions, conditions, vesting requirements and payment rules as the Committee may determine. Stock unit awards may not be assigned, sold, transferred, pledged or otherwise encumbered prior to the date shares are issued or, if later, the date provided by the Committee at the time of grant of the stock unit award. Stock unit awards may relate in whole or in part to certain performance criteria established by the Committee at the time of grant. The Committee will also determine the effect of termination of employment of a stock unit award recipient (by reason of death, retirement, disability or otherwise) during any applicable vesting period.

Awards to Covered Employees

      The Plan permits the Committee to grant Qualified Performance-Based Awards to the chief executive officer and the four other highest compensated officers of the Company (the “Covered Employees”). These Qualified Performance-Based Awards are intended to qualify as performance-based pay under Section 162(m) of the Internal Revenue Code to enable the Company to deduct the compensation paid to the Covered Employees attributable to these Awards. In general, Section 162(m) limits the deduction for compensation paid to the Covered Employees to a dollar limitation ($1,000,000), but permits performance-based pay to be deductible without regard to the dollar limitation.

      If the Award is a Stock Option grant with an exercise price equal to the fair market value of the underlying shares of Common Stock on the date of grant, the Award qualifies as performance-based pay under Section 162(m).

      If Performance Shares are granted, then the Committee will establish performance goals based on the attainment of one or more of the following measures with respect to the Company or an Affiliate, or a subsidiary, division or department of the Company or an Affiliate for whom the Covered Employee performs services: revenue growth; earnings before interest, taxes, depreciation and amortization; earnings before interest and taxes; operating income; pre- or after-tax income; earnings per share; cash flow; cash flow per share; return on equity; return on invested capital; return on assets; economic value added (or an equivalent metric); share price performance; total shareholder return; improvement in or attainment of expense levels; or improvement in or attainment of working capital levels. The preceding goals may be based on attaining specified levels of Company performance under one or more of the measures described above relative to the performance of other companies.

      The Committee will establish the relevant goals at a time when the outcome is substantially uncertain, and the Committee will certify whether the goals have been attained. This process of establishing goals and confirming their attainment is intended to comply with Section 162(m) and permit the Award to qualify as deductible performance-based pay.

      No more than 100,000 shares of Common Stock may be subject to Qualified Performance-Based Awards to any Eligible Individual, including a Covered Employee, in any fiscal year.

Outside Directors’ Restricted Stock Units

      Each “outside director” who is a member of the Board of Directors as of the conclusion of an annual meeting of shareholders, beginning with the 2004 annual meeting of shareholders, shall automatically be granted restricted stock units for shares of the Company’s Common Stock on the date of such annual meeting, with the number of shares to be determined by dividing $40,000 by the closing price of the Company’s Common Stock on the New York Stock Exchange on that date. The restricted stock units will vest in equal 25% increments on each of the first four anniversaries of the date of grant. Grantees will only be entitled to receive shares of the Company’s Common Stock relating to vested restricted stock units and then only upon leaving the Board of Directors; provided, however, that upon a “change in control,” all unvested restricted stock units will automatically vest and grantees will be entitled to receive all such vested restricted stock units as of such change in control. These restricted stock units will be subject to such other terms and conditions as the Committee may specify.

Outside Directors’ Shares

      Under the 2004 Plan, “outside directors” may elect, on an annual basis, to purchase shares of the Company’s Common Stock from the Company in lieu of receiving all or part (in 10% increments) of their annual retainer, meeting fees and committee meeting fees in cash. The purchase price per share for such shares shall be the closing price of the Company’s Common Stock on the New York Stock Exchange for the last trading day of the month in which the retainer, meeting fees, or committee meeting fees are earned.

Amendment and Termination of the 2004 Plan

      The Board of Directors may amend, alter, suspend, discontinue or terminate the 2004 Plan or any portion thereof at any time, provided that no amendment shall be made without shareholder approval which (a) is required to be approved by shareholders to comply with applicable laws or rules, (b) increase the number of shares of Company Common Stock reserved for issuance under the 2004 Plan or (c) would cause the Company to be unable to grant Incentive Stock Options.

Change in Control

      In order to preserve the rights of participants in the event of a Change in Control (as defined in the 2004 Plan), the Committee in its discretion may, at the time a grant is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise of an award, (ii) provide for the purchase of the award upon the participant’s request for an amount of cash or other property that could have been received upon the exercise or realization of the award had the award been currently exercisable or payable, (iii) adjust the terms of the award in a manner determined by the Committee to reflect the Change in Control, (iv) cause the award to be assumed, or new rights substituted therefore, by another entity, or (v) make such other provisions as the Committee may consider equitable and in the best interests of the Company.

New Plan Benefits

      Grants that will be made under the 2004 Plan are not currently determinable. The following chart sets forth the grants that were made in 2003 under the Company’s 1994 Long-Term Incentive Plan to each of the following individuals or groups: the Company’s five most highly compensated executive officers, all executive officers as a group, all current directors who are not executive officers as a group, and all employees, including all current officers who are not executive officers as a group. If the 2004 Plan had been in effect in 2003, grants to those individuals and groups would have been substantially similar to those grants under the 1994 Long-Term Incentive Plan set forth below.

Grants Made in 2003 Under Cash America International, Inc. 1994 Long-Term Incentive Plan

Number of Securities
Underlying the
	Dollar Value ($)	Grants
Name and Principal Position	(a)/(b)	(a)/(b)

Daniel R. Feehan, CEO and President	416,000/ 1,138,685	62,500/ 59,214
James H. Kauffman, Executive VP — International Operations	166,000/ 377,110	25,000/ 19,610
Thomas A. Bessant, Jr., Executive VP — CFO	332,000/ 236,587	50,000/ 12,303
Michael D. Gaston, Executive VP — Business Development	166,000/ 263,816	25,000/ 13,719
Jerry D. Finn, Executive VP — Domestic Pawn Operations	166,000/ 341,775	25,000/ 17,773
Executive Officer Group	1,911,616/ 3,306,829	287,500/ 171,962
Non-Executive Director Group	130,550/ -0-	17,500/ -0-
Non-Executive Officer Employee Group	2,172,570/ 1,178,049	266,800/ 61,261

(a)	Stock options (for description and valuation information, see the “Option/ SAR Grants in Last Fiscal Year” table in this Proxy Statement).

(b)	Restricted stock units (for description and valuation information, see the “Summary Compensation Table” in this Proxy Statement).

Federal Income Tax Consequences

      Under current U.S. federal tax law, the following are the U.S. federal income tax consequences generally arising with respect to awards made under the 2004 Plan.

Exercise of Incentive Stock Option and Subsequent Sale of Shares

      A participant who is granted an Incentive Stock Option does not realize taxable income at the time of the grant or at the time of exercise. If the participant makes no disposition of shares acquired pursuant to the exercise of an Incentive Stock Option before the later of two years from the date of grant or one year from such date of exercise (“statutory holding period”), any gain (or loss) realized on such disposition will be recognized as a long-term capital gain (or loss). Under such circumstances, the Company will not be entitled to any deduction for federal income tax purposes.

      However, if the participant disposes of the shares during the statutory holding period, that will be considered a disqualifying disposition. Provided the amount realized in the disqualifying disposition exceeds the exercise price, the ordinary income a participant shall recognize in the year of a disqualifying disposition will be the lesser of (i) the excess of the amount realized over the exercise price, or (ii) the excess of the fair market value of the shares at the time of the exercise over the exercise price; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant. The ordinary income recognized by the participant is not considered wages and the Company is not required to withhold, or pay employment taxes, on such ordinary income. Finally, in addition to the ordinary income described above, the participant shall recognize capital gain on the disqualifying disposition in the amount, if any, by which the amount realized in the disqualifying disposition exceeds the fair market value of the shares at the time of the exercise, and shall be long-term or short-term capital gain depending on the participant’s post-exercise holding period for such shares.

      Special tax rules apply when all or a portion of the exercise price of an Incentive Stock Option is paid by delivery of already owned shares, but generally it does not materially change the tax consequences described above. However, the exercise of an Incentive Stock Option with shares which are, or have been, subject to an Incentive Stock Option, before such shares have satisfied the statutory holding period, generally will result in the disqualifying disposition of the shares surrendered.

      Notwithstanding the favorable tax treatment of Incentive Stock Options for regular tax purposes, as described above, for alternative minimum tax purposes, an Incentive Stock Option is generally treated in the same manner as a Nonqualified Stock Option. Accordingly, a participant must generally include as alternative minimum taxable income for the year in which an Incentive Stock Option is exercised, the excess of the fair market value of the shares acquired on the date of exercise over the exercise price of such shares. However, to the extent a participant disposes of such shares in the same calendar year as the exercise, only an amount equal to the optionee’s ordinary income for regular tax purposes with respect to such disqualifying disposition will be recognized for the optionee’s calculation of alternative minimum taxable income in such calendar year.

Exercise of Nonqualified Stock Option and Subsequent Sale of Shares

      A participant who is granted a Nonqualified Stock Option does not realize taxable income at the time of the grant, but does recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired on the date of exercise over the exercise price of such shares; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant. The ordinary income recognized by the participant is considered supplemental wages and the Company is required to withhold, and the Company and the participant are required to pay applicable employment taxes, on such ordinary income.

      Upon the subsequent disposition of shares acquired through the exercise of a Nonqualified Stock Option, any gain (or loss) realized on such disposition will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant’s post-exercise holding period for such shares.

Lapse of Restrictions on Restricted Stock and Subsequent Sale of Shares

      A participant who has been granted an award of restricted stock or restricted stock units does not realize taxable income at the time of the grant. When the restrictions lapse, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant. The ordinary income recognized by the participant is considered supplemental wages and the Company is required to withhold, and the Company and the participant are required to pay applicable employment taxes, on such ordinary income. Upon the subsequent disposition of the formerly restricted shares, any gain (or loss) realized on such disposition will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant’s holding period for such shares after their restrictions lapse.

      Under Section 83(b) of the Code, a participant who receives an award of restricted stock may elect to recognize ordinary income for the taxable year in which the restricted stock was received equal to the excess of the fair market value of the restricted stock on the date of the grant, determined without regard to the restrictions, over the amount (if any) paid for the restricted stock. Any gain (or loss) recognized upon a subsequent disposition of the shares will be capital gain (or loss) and will be long term or short term depending on the post-grant holding period of such shares. If, after making the election, a participant forfeits any shares of restricted stock, or sells restricted stock at a price below its fair market value on the date of grant, such participant is only entitled to a tax deduction with respect to the consideration (if any) paid for the restricted stock, not the amount elected to be included as income at the time of grant.

SARs, Performance Shares and Stock Unit Awards

      A participant who is granted a SAR does not realize taxable income at the time of the grant, but does recognize ordinary income at the time of exercise of the SAR in an amount equal to the excess of the fair market value of the shares (on the date of exercise) with respect to which the SAR is exercised, over the grant price of such shares; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by the such participant

      A participant who has been awarded a performance share or a stock unit award does not realize taxable income at the time of the grant, but does recognize ordinary income at the time the award is paid equal to the amount of cash (if any) paid and the fair market value of shares (if any) delivered; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by the such participant.

      The ordinary income recognized by a participant in connection with a SAR, performance share, or a stock unit award is considered supplemental wages and the Company is required to withhold, and the Company and the participant are required to pay applicable employment taxes, on such ordinary income.

      To the extent, if any, that shares are delivered to a participant in satisfaction of either the exercise of a SAR, or the payment of a performance share or stock unit award, upon the subsequent disposition of such shares any gain (or loss) realized will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant’s post-delivery holding period for such shares.

      The Board of Directors recommends a vote “FOR” the approval of the proposed Cash America International, Inc. 2004 Long-Term Incentive Plan.

INDEPENDENT AUDITORS

      The firm of PricewaterhouseCoopers LLP served as the Company’s independent auditors for the fiscal year ended December 31, 2003, and the Audit Committee desires to continue to engage the services of this firm for the fiscal year ending December 31, 2004. Accordingly, the Audit Committee has reappointed PricewaterhouseCoopers LLP to audit the financial statements of the Company and its subsidiaries for fiscal 2004 and report on those financial statements. Shareholders are being asked to vote upon the ratification of the appointment. The affirmative vote of a majority of the outstanding shares of Common Stock present at the Annual Meeting in person or by proxy is necessary for the ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors. If shareholders do not ratify the appointment of PricewaterhouseCoopers LLP, the Audit Committee will reconsider their appointment. Fees paid to PricewaterhouseCoopers LLP during the last two fiscal years were as follows:

Audit Fees. Fees for professional services provided during the years ended December 31, 2003 and 2002 were $437,523 and $351,477, respectively. Audit fees consist primarily of the audit and quarterly reviews of the consolidated financial statements and statutory audits of subsidiaries required by governmental or regulatory bodies.

Audit-Related Fees. Fees for professional services provided during the years ended December 31, 2003 and 2002 were $248,186 and $111,672, respectively. Audit-related fees consist of acquisition due diligence services, SAS 70 systems audits and benefit plan audits.

Tax Fees. Fees for professional services provided during the years ended December 31, 2003 and 2002 were $45,297 and $25,356, respectively. Tax fees include tax compliance, advice and planning services rendered for the Company’s foreign subsidiaries and for the Company’s officers pursuant to its officer compensation program.

All Other Fees. No fees were expended for other professional services during the years ended December 31, 2003 and 2002.

      The charter of the Audit Committee provides that the Committee is responsible for the pre-approval of all auditing services and permitted non-audit services to be performed for the Company by the independent auditors, subject to the requirements of applicable law. In accordance with this requirement, the Committee has established procedures for the pre-approval of such services. The procedures for pre-approving all audit and non-audit services provided by the independent auditors include the Committee’s reviewing a written proposal for audit services, audit-related services, tax services and other services. The proposal includes a description of, and a budgeted amount for, particular categories of services that are anticipated at the time the proposal is submitted. Committee approval would be required to exceed the budgeted amount for a particular category of services or to engage the independent auditors for any services not included in the proposal. The Committee periodically monitors the services rendered by and actual fees paid to the independent auditors to ensure that such services are within the parameters approved by the Committee. In addition, the Committee pre-approved in advance the following audit and non-audit services to be rendered by the independent auditors for the 2003 fiscal year, and it has pre-approved in advance the same services for the 2004 fiscal year: (1) 10-Q quarterly reviews; (2) 401(k) Savings Plan audit; (3) Uniform Franchise Offering Circular filing reviews and consents; (4) officers’ tax consultation and return preparation; and (5) general consulting on accounting and tax matters not to exceed $15,000 in the aggregate.

      Representatives of PricewaterhouseCoopers LLP will be present at the shareholders meeting and will be available to respond to appropriate questions and will be afforded an opportunity to make a statement should they so desire.

      The Board recommends a vote “FOR” the ratification of PricewaterhouseCoopers LLP as independent auditors of the Company for the 2004 fiscal year.

OTHER BUSINESS

      Any proposal to be presented by a shareholder at the Company’s 2005 Annual Meeting of Shareholders must be presented to the Company by no later than November 22, 2004. Any such proposal must be sent in writing to the Corporate Secretary of the Company at the Company’s address set forth at the beginning of this Proxy Statement.

      It is important that proxies be returned promptly to avoid unnecessary expense. Therefore, shareholders are urged, regardless of the number of shares of stock owned, to date, sign and return the enclosed proxy in the enclosed reply envelope.

By Order of the Board of Directors,

Hugh A. Simpson
Secretary

March 22, 2004

APPENDIX A

AMENDED AND RESTATED

CHARTER
OF THE
AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS OF
CASH AMERICA INTERNATIONAL, INC.

Purpose.

      The Audit Committee of the Board of Directors of Cash America International, Inc. (the “Company”) serves to assist the Board in fulfilling its oversight responsibilities relating to (1) the Company’s accounting and financial reporting processes and the integrity of its financial statements; (2) the audits of the Company’s financial statements and the appointment, compensation, qualifications, independence and performance of the Company’s independent auditor; (3) the Company’s compliance with legal and regulatory requirements; and (4) the performance of the Company’s internal audit function and internal control over financial reporting. The Audit Committee fulfills this purpose in part by: (i) serving as an independent and objective party to monitor the Company’s financial reporting process and internal control system, (ii) reviewing and appraising the audit efforts of the Company’s independent auditor, and (iii) providing an open avenue of communication among the independent auditor, financial and senior management and the Board of Directors. In carrying out its responsibilities, the Audit Committee should pay particular attention to the special issues posed by the unique nature of the Company’s consumer financial services business.

Organization.

      The members of the Audit Committee shall consist of three (3) or more directors as determined by the Board. Each of the members must be independent, as defined and to the extent required in the applicable SEC rules and New York Stock Exchange listing standards, as they may be amended from time to time (the “listing standards”), for purposes of Audit Committee membership. All members of the Audit Committee must also meet the financial acumen and experience requirements of the listing standards. At all times, there should be at least one committee member who, as determined by the Board, is an audit committee financial expert as defined in the SEC rules.

      The members of the Audit Committee are to be elected by the Board and shall serve until their successors are duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Audit Committee may designate a Chair by a majority vote of the full Committee membership.

Authority.

      The Audit Committee shall have the authority to consult with special legal, accounting or other consultants to advise the Committee as circumstances may dictate. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Audit Committee may also meet with the Company’s investment bankers or other financial advisors who represent or advise the Company. The Company will provide for appropriate funding, as determined by the Committee, for payment of (i) compensation to the independent auditor for its audit and audit-related review and attest services; (ii) compensation to any advisers engaged by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Meetings.

      The Audit Committee shall hold regular meetings as may be necessary and special meetings as may be called by the Chairman of the Committee, and the Committee shall report regularly to the Board of Directors. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent auditor in separate executive sessions to discuss any matters that the Committee or either of these groups believe should be discussed privately. The Committee should meet at least five times annually, or more frequently as circumstances dictate, and make regular reports to the Board.

Roles and Responsibilities.

      The Audit Committee shall have the following roles and responsibilities:

Financial Reporting and Financial Statements

      1. Review and discuss with management and the independent auditor the Company’s annual audited financial statements and any other financial information submitted to the Securities and Exchange Commission or the public, including any certification, report, opinion, or review rendered by the independent auditor as well as the adequacy of internal controls that could significantly affect the Company’s financial statements, and including a discussion of the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

      2. Establish regular and separate reporting to the Committee by each of management and the independent auditor regarding any significant financial reporting issues and judgments made in management’s preparation of the financial statements and the view of each as to the appropriateness of such judgments, including an analysis of the effect of alternative GAAP methods on the Company’s financial statements.

      3. Review with management and the independent auditor the effect of regulatory and accounting initiatives on the Company’s financial statements.

      4. Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the release of quarterly earnings and prior to their filing with the Securities and Exchange Commission, including the results of the independent auditors’ reviews of the quarterly financial statements, and including a discussion of the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

      5. Discuss the Company’s earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

      6. Consider and approve, if appropriate, recommended changes to the Company’s accounting principles. Consider major changes to the Company’s accounting practices as suggested by the independent auditor, internal auditors or management, and review the extent to which such changes have been implemented.

      7. Solicit from the independent auditor its views, if any, about the adequacy of the scope and procedures of the Company’s internal audit function and the integrity of the Company’s financial reporting process based on the facts and circumstances it may have encountered in the course and scope of its work.

      8. Meet at least quarterly with the chief financial officer, the senior internal auditing executive and the independent auditor in separate sessions to review, among other things, the accounting principles as applied in its financial reporting and any matters that the Audit Committee believes should be discussed privately.

Independent Auditor Relationship

      1. Appoint the independent auditor, which firm is ultimately accountable to the Audit Committee.

      2. Review the experience and qualifications of the senior members of the independent auditor team and the quality control procedures of the independent auditor. For that purpose, the Committee must obtain and review, at least annually, a report by the independent auditors describing: (a) the firm’s internal quality-control procedures; and (b) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

      3. Approve the retention of the independent auditor for audit and non-audit services in accordance with the pre-approval policies and procedures established by the Committee.

      4. On a periodic basis, obtain from the independent auditor the letter required by the Independence Standards Board (ISB) Standard No. 1, as may be modified or supplemented, and discuss with the independent auditor the independent auditor’s independence.

      5. Evaluate, together with the Board, the performance of the independent auditor and if so determined by the Audit Committee, replace the independent auditor after a complete evaluation has been concluded.

      6. Review any significant disagreements between management and the independent auditor in connection with the preparation of the financial statements and promptly report any such disagreements to the Board in writing.

      7. Request the independent auditor to notify the Audit Committee of any significant issues that it has taken to its national office for consultation, and, if determined by the Audit Committee to be appropriate, discuss with the national office of the independent auditor issues on which the national office was consulted by the Company’s audit team.

      8. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

      9. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees (as amended by No. 89, Audit Adjustments, No. 90, Audit Committee Communications and any further amendments thereto and reissues thereof), relating to the conduct of the audit.

      10. Review with the independent auditor any problems or difficulties the auditor may have encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information and any management letter provided by the auditor and the Company’s response to that letter.

Internal Audit and Compliance

      1. Meet periodically with management to review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, and discuss policies with respect to risk assessment and risk management.

      2. Review the appointment and replacement of the senior internal auditing executive.

      3. Review any significant reports to management prepared by the internal auditing department and management’s responses.

      4. Obtain reports from management and the Company’s senior internal auditing executive that the Company’s subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and applicable Company compliance policies.

      5. Review with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports that raise material issues regarding the Company’s financial statements or accounting policies.

      6. Review with the Company’s senior internal audit executive the performance of the internal audit function and the proposed audit plans for the coming year. The Committee shall also review as necessary:

(a) Any changes required in the planned scope of the internal audit.

(b) The internal audit department responsibilities, budget and staffing.

(c) The integrity of the Company’s financial reporting process, both internal and external.

      7. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations.

      8. Review with the Company’s General Counsel legal matters that may have a material impact on the financial statements, the Company’s compliance policies and any material reports or inquiries received from regulators or governmental agencies.

Administrative

      1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

      2. Set clear policies for the Company’s hiring of employees or former employees of the independent auditor.

      3. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

      4. Establish and maintain procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

      5. Conduct an annual self-evaluation of the performance of the Committee.

No Duty to Audit.

      While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The Company’s financial statements are the responsibility of management. The independent auditor is responsible for planning and conducting the audit to determine whether the financial statements present fairly in all material respects the financial position of the Company. It is also not the duty of the Audit Committee to ensure compliance with laws and regulations and the Company’s compliance policies.

AS ADOPTED BY THE BOARD OF DIRECTORS OF

CASH AMERICA INTERNATIONAL, INC.
January 21, 2004

APPENDIX B

CASH AMERICA INTERNATIONAL, INC.

2004 LONG-TERM INCENTIVE PLAN

      SECTION 1.     Purpose

      The purpose of the Plan is to promote the interests of the Company and its stockholders by giving the Company a competitive advantage in attracting, retaining and motivating employees, officers, consultants and Directors capable of assuring the future success of the Company, to offer such persons incentives that are directly linked to the profitability of the Company’s business and increases in stockholder value, and to afford such persons an opportunity to acquire a proprietary interest in the Company.

      SECTION 2.     Definitions

      “Act” shall mean the Securities Act of 1933, as amended from time to time.

      “Affiliate” shall mean any entity that, directly or indirectly through one or more intermediaries, is controlled by, controlling or under common control with the Company.

      “Applicable Laws” shall mean the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein.

      “Award” shall mean a grant or award granted under the Plan, as evidenced by an Award Agreement.

      “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

      “Board of Directors” shall mean the Board of Directors of the Company.

      “Change in Control” shall have the meaning set forth in Section 14 of the Plan.

      “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

      “Committee” shall mean a committee of Directors designated by the Board to administer the Plan, which shall initially be the Management Development and Compensation Committee of the Board of Directors. The Committee shall be composed of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3 and under Section 162(m) of the Code, and each member of the Committee shall be an Outside Director.

      “Common Stock” or “Stock” shall mean the Common Stock of the Company.

      “Company” shall mean Cash America International, Inc., a Texas corporation.

      “Covered Employee” shall mean a Participant designated prior to the grant of an Award by the Committee who is or may be a “covered employee” within the meaning of Section 162(m)(3) of the Code in the year in which any such Award is granted or in the year in which such Award is expected to be taxable to such Participant.

      “Designated Beneficiary” shall mean the beneficiary designated by the Participant, in a manner determined by the Committee, to receive amounts due the Participant in the event of the Participant’s death. In the absence of an effective designation by the Participant, the term “Designated Beneficiary” shall mean the Participant’s estate.

      “Director” shall mean a member of the Board, including any Outside Director.

      “Effective Date” shall have the meaning set forth in Section 15 of the Plan.

      “Eligible Individual” shall mean any employee, officer, Director or consultant providing services to the Company or any Affiliate, and prospective employees and consultants who have accepted offers of employment or consultancy from the Company or any Affiliate, whom the Committee determines to be an Eligible Individual.

      “Employee” shall mean any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of the Company or any Affiliate and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a Director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment without regard to any notice period or period of “garden leave”, as the case may be. For purposes of an individual’s rights, if any, under the Plan as of the time of the Company’s determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination.

      “Employer” shall mean the Company or any Affiliate.

      “Exercise Price” has the meaning set forth in Section 6 of the Plan.

      “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

      “Fair Market Value” shall mean the closing price of the Common Stock on the last day prior to the date in question on which the Stock was traded on the New York Stock Exchange or such other national securities market or exchange as may at the time be the principal market for the Common Stock as designated by the Committee, or if the Shares were not traded on such national securities market or exchange on such date, then on the next preceding date on which the Shares are traded, all as reported by such source as the Committee may select.

      “Fiscal Year” shall mean the fiscal year of the Company beginning on January 1 and ending on the following December 31.

      “Incentive Stock Option” means any Stock Option granted under Section 6 of the Plan that is designated as, and intended to qualify as, an “incentive stock option” within the meaning of Section 422 of the Code.

      “Non-Stock-Based Incentive Compensation” refers to incentive compensation whose value is not based in whole or in part on the value of Common Stock.

      “Nonqualified Stock Option” means any Option granted under Section 6 of the Plan that is not an Incentive Stock Option.

      “Option” shall mean an Incentive Stock Option or a Nonqualified Stock Option.

      “Outside Director” means any Director who qualifies as an “outside director” within the meaning of Section 162(m) of the Code, as a “non-employee director” within the meaning of Rule 16b-3 and as an “independent director” within the meaning of the listing requirements of the New York Stock Exchange or such other national securities market or exchange as may at the time be the principal market for the Common Stock.

      “Participant” means an Eligible Individual designated to be granted an Award under the Plan.

      “Payment Value” shall mean the dollar amount assigned to a Performance Share, which shall be equal to the Fair Market Value of the Common Stock on the day of the Committee’s determination under Section 8(c) with respect to the applicable Performance Cycle.

      “Performance Cycle” or “Cycle” shall mean the period of years selected by the Committee during which performance is measured for the purpose of determining the extent to which an award of Performance Shares has been earned.

      “Performance Goals” means the performance goals established by the Committee in connection with the grant of an Award. In the case of Qualified Performance-Based Awards, (i) such goals shall be based on the attainment of one or more of the following objective measures with respect to the Company or an Affiliate, or such subsidiary, division or department of the Company or an Affiliate for or within which the Participant performs services: revenue growth; earnings before interest, taxes, depreciation, and amortization; earnings before interest and taxes; operating income; pre- or after- tax income; earnings per share; cash flow; cash flow per share; return on equity; return on invested capital; return on assets; economic value added (or an equivalent metric); share price performance; total shareholder return; improvement in or attainment of expense levels; improvement in or attainment of working capital levels; (ii) such Performance Goals shall be set by the Committee in writing within the time period prescribed by Section 162(m) of the Code so that the outcome is substantially uncertain at the time the Performance Goals are established; and (iii) the Committee certifies that such Performance Goals were met. Such Performance Goals also may be based upon the attaining of specified levels of Company performance under one or more of the measures described above relative to the performance of other companies.

      “Qualified Performance-Based Award” means an Award of Restricted Stock, Restricted Stock Units or Performance Shares designated as such by the Committee at the time of grant, based upon a determination that (i) the recipient is or may be a Covered Employee in the year in which the Company would expect to be able to claim a tax deduction with respect to such Restricted Stock, Restricted Stock Units, Options or Performance Shares and (ii) the Committee wishes such Award to qualify for the Section 162(m) Exemption.

      “Restricted Period” shall mean the period of years selected by the Committee during which a grant of Restricted Stock or Restricted Stock Units may be forfeited to the Company.

      “Restricted Stock” shall mean shares of Common Stock contingently granted to a Participant under Section 9 of the Plan.

      “Restricted Stock Unit” shall mean any unit granted under Section 9 of the Plan evidencing the right to receive a Share (or the cash payment equal to the Fair Market Value of a Share) at some future date.

      “Rule 16b-3” shall mean Rule 16b-3, as promulgated by the Securities and Exchange Commission under Section 16(b) of the Exchange Act, as amended from time to time.

      “Section 162(m) Exemption” shall mean the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code.

      “Share” or “Shares” shall mean a share or shares of Common Stock.

      “Stock Appreciation Right” shall mean a right granted under Section 7 of the Plan.

      “Stock Exchange” shall mean the New York Stock Exchange or such other national securities market or exchange as may at the time be the principal market for the Shares.

      “Stock Unit Award” shall mean an award of Common Stock or units granted under Section 10 of the Plan.

      “Stockholders Meeting” shall mean the annual meeting of stockholders of the Company in each year.

      SECTION 3.     Administration

      (a) Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the terms of the Plan and to applicable law, the Committee shall have full power and authority to:

(i) designate Participants;

(ii) determine whether and to what extent any type (or types) of Award is to be granted hereunder;

(iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be determined in connection with) each Award;

(iv) determine the terms and conditions of any Award or Award Agreement;

(v) subject to Section 13 hereof, amend the terms and conditions of any Award or Award Agreement and accelerate the vesting and/or exercisability of any Option or waive any restrictions relating to any Award; PROVIDED, HOWEVER, that (A) except for adjustments pursuant to Section 5(c) of the Plan, in no event may any Option granted under this Plan be (x) amended to decrease the Exercise Price thereof, (y) cancelled in conjunction with the grant of any new Option with a lower Exercise Price, or (z) otherwise subject to any action that would be treated, for accounting purposes, as a “repricing” of such Option, unless such amendment, cancellation, or action is approved by the stockholders of the Company to the extent required by applicable law and stock exchange rules and (B) the Committee may not adjust upward the amount payable to a Covered Employee with respect to a Qualified Performance-Based Award or waive or alter the Performance Goals associated herewith in a manner that would violate Section 162(m) of the Code;

(vi) determine whether, to what extent and under what circumstances the exercise price of Awards may be paid in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended;

(vii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee;

(viii) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan;

(ix) adopt, alter, suspend, waive or repeal such rules, guidelines and practices and appoint such agents as it shall deem advisable or appropriate for the proper administration of the Plan; and

(x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive and binding upon all persons, including without limitation, the Company, its Affiliates, subsidiaries, shareholders, Eligible Individuals and any holder or beneficiary of any Award.

      (b) Action by the Committee; Delegation. Except to the extent prohibited by applicable law or the applicable rules of a Stock Exchange, the Committee may delegate all or any part of its duties and powers under the Plan to one or more persons, including Directors or a committee of Directors, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion; PROVIDED, HOWEVER, that the Committee shall not delegate its powers and duties under the Plan (i) with regard to officers or Directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act or (ii) in a manner that would cause an Award designated as a Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the Section 162(m) Exemption; and PROVIDED, FURTHER, that any such delegation may be revoked by the Committee at any time.

      (c) Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, except to the extent that the grant or exercise of such authority would cause any Award or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16 of the Exchange Act or cause an Award designated as a Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the Section 162(m) Exemption, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control.

      SECTION 4.     Eligibility

      Any Eligible Individual shall be eligible to be designated a Participant. In determining which Eligible Individuals shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Individuals, their present and potential contributions to the success of the Company, or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, Incentive Stock Options may be granted only to full-time or part-time Employees (which term as used herein includes, without limitation, officers and Directors who also are Employees), and an Incentive Stock Option shall not be granted to an Employee of an Affiliate unless such Affiliate also is a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

      SECTION 5.     Shares Available for Awards

      (a) Shares Available. Subject to adjustment as provided in Section 5(c) of the Plan, the aggregate number of Shares that may be issued under the Plan shall be 850,000. Shares that may be issued under the Plan may be authorized but unissued Shares or Shares re-acquired and held in treasury. Notwithstanding the foregoing, the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 425,000, subject to adjustment as provided in Section 5(c) of the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision.

      (b) Accounting for Awards. For purposes of this Section 5, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. Any Shares that are used by a Participant as full or partial payment to the Company of the purchase price relating to an Award, including in connection with the satisfaction of tax obligations relating to an Award, shall again be available for granting Awards (other than Incentive Stock Options) under the Plan. In addition, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan.

      (c) Adjustments. In the event of any change in corporate capitalization (including, but not limited to, a change in the number of Shares outstanding), such as a stock split or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company (including any extraordinary cash or stock dividend), any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Committee or Board may make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, and the maximum limitation upon Stock Options and Stock Appreciation Rights and other Awards to be granted to any Participant, in the number, kind and Exercise Price of shares subject to outstanding Stock Options and Stock Appreciation Rights, in the number and kind of shares subject to other outstanding Awards granted under the Plan and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion (including, without limitation, the provision of an amount in cash in consideration for any such Awards); PROVIDED, HOWEVER, that the number of shares subject to any Award shall always be a whole number. Without limiting the generality of the foregoing, in connection with any Disaffiliation of a subsidiary of the Company, the Committee shall have the authority to arrange for the assumption or replacement of Awards with new awards based on shares of the affected subsidiary or by an affiliate of an entity that controls the subsidiary following the Disaffiliation. For purposes hereof, “Disaffiliation” of a subsidiary shall mean the subsidiary’s ceasing to be a subsidiary of the Company for any reason (including, without limitation, as a result of a public offering, spinoff, sale or other distribution or transfer by the Company of the stock of the subsidiary).

      (d) Award Limitations. No more than 100,000 shares of Common Stock may be subject to Qualified Performance-Based Awards granted to any Eligible Individual, including a Covered Employee, in any Fiscal Year.

      SECTION 6. Stock Options

      (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Eligible Individuals to whom Options shall be granted (which may be Nonqualified Stock Options or Incentive Stock Options), the number of shares to be covered by each Option, the exercise price for each Option, and the conditions and limitations applicable to the exercise of each Option. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code.

      (b) Exercise Price. The Exercise Price per Share purchasable under a Option shall be determined by the Committee; PROVIDED, HOWEVER, that, unless otherwise determined by the Committee, such Exercise Price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

      (c) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable Exercise Price) in which, payment of the Exercise Price with respect thereto may be made or deemed to have been made.

      (d) Option Term. The term of each Stock Option shall be fixed by the Committee at the time of grant, but in no event shall be more than 10 years from the date of grant.

      (e) Incentive Stock Options. The Committee may designate Options as Nonqualified Stock Options or as Incentive Stock Options. Any Incentive Stock Option authorized under the Plan shall contain such provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Stock Option as an Incentive Stock Option. To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option on or subsequent to its grant date, it shall constitute a Nonqualified Stock Option.

      SECTION 7.     Stock Appreciation Rights

      The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Individuals subject to the terms of the Plan. Each Stock Appreciation Right granted under the Plan shall confer on the holder upon exercise the right to receive, as determined by the Committee, cash or a number of Shares or a combination of cash and Shares equal to the excess of (A) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (B) the grant price of the Stock Appreciation Right as determined by the Committee, which grant price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right, unless otherwise determined by the Committee. Subject to the terms of the Plan, the grant price, term, methods of exercise, dates of exercise, methods of settlement, the effect of termination of employment (by reason of death, disability, retirement or otherwise) on the exercisability and any other terms and conditions (including conditions or restrictions on the exercise thereof) of any Stock Appreciation Right shall be as determined by the Committee, PROVIDED, that in no event shall the term of a Stock Appreciation Right be longer than ten years.

      SECTION 8.     Performance Shares

      (a) The Committee shall have sole and complete authority to determine the Eligible Individuals who shall receive Performance Shares, the number of such shares for each Performance Cycle, the Performance Goals on which each Award shall be contingent, the duration of each Performance Cycle, and the value of each Performance Share. There may be more than one Performance Cycle in existence at any one time, and the duration of Performance Cycle may differ from each other. The Committee may, prior to or at the time of the grant, designate Performance Awards as Qualified Performance-Based Awards, in which event it shall condition the settlement thereof upon the Committee’s certification of the attainment of the Performance Goals.

      (b) The Committee shall establish Performance Goals for each Cycle on the basis of such criteria and to accomplish such objectives as the Committee may from time to time select.

      (c) As soon as practicable after the end of a Performance Cycle, the Committee shall determine the number of Performance Shares which have been earned on the basis of performance in relation to the established Performance Goals.

      (d) Payment Values of earned Performance Shares shall be distributed to the Participant or, if the Participant has died, to the Participant’s Designated Beneficiary, as soon as practicable after the expiration of the Performance Cycle and the Committee’s determination under paragraph (c), above. The Committee shall determine whether Payment Values are to be distributed in the form of cash or shares of Common Stock.

      SECTION 9.     Restricted Stock and Restricted Stock Units

      The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units to Eligible Individuals with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i) Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, limitation on transfer, forfeiture conditions, limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. The grant or vesting of Restricted Stock and Restricted Stock Units may be performance-based or time-based or both. Restricted Stock and Restricted Stock Units may be Qualified Performance-Based Awards, in which event the grant or vesting, as applicable, of such Restricted Stock or Restricted Stock Units shall be conditioned upon the attainment of Performance Goals.

(ii) Stock Certificates; Delivery of Shares.

(A) Any Restricted Stock granted under the Plan shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of Restricted Stock shall be registered in the name of such Participant and shall bear an appropriate legend referring to the applicable Award Agreement and possible forfeiture of such shares of Restricted Stock. The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such Award.

(B) In the case of Restricted Stock Units, no Shares or other property shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units (or at such later time as may be determined by the Committee), Shares or other cash or property shall be issued to the holder of the Restricted Stock Units and evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates.

(iii) Forfeiture. Except as otherwise determined by the Committee, upon a Participant’s termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all applicable Shares of Restricted Stock and Restricted Stock Units at such time subject to restriction shall be forfeited and reacquired by the Company.

      SECTION 10.     Other Stock-Based Awards

      (a) In addition to granting Options, Stock Appreciation Rights, Performance Shares, Restricted Stock and Restricted Stock Units, the Committee shall have authority to grant to Participants Stock Unit Awards that can be in the form of Common Stock or units, the value of which is based, in whole or in part, on the value of Common Stock. Subject to the provisions of the Plan, including Section 10(b) below, Stock Unit Awards shall be subject to such terms, restrictions, conditions, vesting requirements and payment rules (all of which are sometimes hereinafter collectively referred to as “rules”) as the Committee may determine in its sole and complete discretion at the time of grant. The rules need not be identical for each Stock Unit Award.

      (b) In the sole and complete discretion of the Committee, a Stock Unit Award may be granted subject to the following rules:

(1) Any shares of Common Stock which are part of a Stock Unit Award may not be assigned, sold, transferred, pledged or otherwise encumbered prior to the date on which the Shares are issued or, if later, the date provided by the Committee at the time of grant of the Stock Unit Award.

(2) Stock Unit Awards may provide for the payment of cash consideration by the person to whom such Award is granted or provide that the Award, and any Common Stock to be issued in connection therewith, if applicable, shall be delivered without the payment of cash consideration, provided that for any Common Stock to be purchased in connection with a Stock Unit Award the purchase price shall be at least 50% of the Fair Market Value of such Common Stock on the date such Award is granted.

(3) Stock Unit Awards may relate in whole or in part to certain performance criteria established by the Committee at the time of grant.

(4) Stock Unit Awards may provide for deferred payment schedules and/or vesting over a specified period of employment.

(5) In such circumstances as the Committee may deem advisable, the Committee may waive or otherwise remove, in whole or in part, any restriction or limitation to which a Stock Unit Award was made subject at the time of grant.

      (c) In the sole and complete discretion of the Committee, an Award, whether made as a Stock Unit Award under this Section 10 or as an Award granted pursuant to Sections 6 through 9, may provide the Participant with (i) dividends or dividend equivalents (payable on a current or deferred basis) and (ii) cash payments in lieu of or in addition to an Award.

      SECTION 11.     Outside Directors’ Restricted Stock Units

      (a) Grant of Restricted Stock Units. Each Outside Director who is a member of the Board of Directors as of the conclusion of a Stockholders Meeting, beginning with the 2004 Stockholders Meeting, shall automatically be granted Restricted Stock Units for shares of Common Stock on the date of such Stockholders Meeting, with the number of shares to be determined by dividing $40,000 by the Fair Market Value of the Stock on that date.

      (b) Terms and Conditions of Restricted Stock Units. Restricted Stock Units granted pursuant to this Section 11 shall vest in equal 25% increments on each of the first four (4) anniversaries of the date of grant. Grantees will only be entitled to receive Shares of Common Stock relating to vested Restricted Stock Units and then only upon leaving the Board of Directors; provided, however, that upon a Change in Control, all unvested Restricted Stock Units shall automatically vest and Grantees shall be entitled to receive all such vested Restricted Stock Units as of such Change in Control. The Restricted Stock Units granted pursuant to this Section 11 shall be subject to such other terms and conditions as the Committee may specify.

      SECTION 12.     Outside Directors’ Shares

      (a) Election. Outside Directors may elect, on an annual basis, to purchase Shares of Common Stock of the Company from the Company in lieu of receiving all or part (in 10% increments) of their annual retainer, meeting fees and committee meeting fees in cash. The purchase price of such shares shall be the Fair Market Value of the stock for the last trading day of the month in which the retainer, meeting fees, and committee meeting fees are earned.

      (b) Process.

(i) The annual retainer, meeting fees and committee meeting fees payable to each Outside Director for service on the Board of Directors may, at the election of the Outside Director (the “Annual Election”), be payable to a trust in shares of common stock of the Company. The Annual Election:

(i) shall be irrevocable in respect of the one-year period to which it pertains (the “Plan Year”) and shall specify the applicable percentage (in increments of 10%) of such annual retainer and meeting fees that such Outside Director wishes to direct to the trust; (ii) must be received in writing by the administrator of the Plan by the established enrollment deadline of any year in which this Plan is in effect in order to cause the next succeeding Plan Year’s annual retainer and fees to be subject to the provisions of this Plan; and (iii) must specify whether the ultimate distribution of the shares of common stock to the Outside Directors will be paid, following the Outside Director’s death or termination of Board service, in a lump sum or in equal annual payments over a period of two to twenty years.

(ii) The Shares shall be purchased from the Company at the Fair Market Value of the Common Stock for the last trading day of the month in which the fees are earned and shall be credited by the trustee to the account of the Outside Director. The certificates for Common Stock shall be issued in the name of the trustee of the trust and shall be held by such trustee in trust for the benefit of the Outside Directors; provided, however, that each Outside Director shall be entitled to vote the shares. The trustee shall retain all dividends (which shall be reinvested in shares of Common Stock) and other distributions paid or made with respect thereto in the trust. The shares credited to the account of an Outside Director shall remain subject to the claims of the Company’s creditors, and the interests of the Outside Director in the trust may not be sold, hypothecated or transferred (including, without limitation, transferred by gift or donation) while such shares are held in the trust.

(iii) If the Outside Director elects to receive a lump sum distribution, the trustee of the trust shall distribute such shares of common stock free of restrictions within 60 days after the Outside Director’s termination date or a later date elected by the Outside Director (no later than the mandatory retirement age of the Outside Director). If the Outside Director elects to receive a lump sum distribution, the Outside Director may, by delivering notice in writing to the administrator of the Plan no later than December 31 of the year prior to the year in which the Outside Director terminates service as a Director, elect to receive any portion or all of the common stock in the form of cash determined by reference to the Fair Market Value of the common stock as of the termination date. Any such notice to the administrator must specify whether the distribution will be entirely in cash or whether the distribution will be in a combination of common stock and cash (in which case the applicable percentage must be specified). In the case of termination of the Outside Director’s service as a result of his death, payment of the Outside Director’s account shall be in shares of common stock and not in cash. If an Outside Director elects to receive payments in installments, the distribution will commence within 60 days after the Outside Director’s termination date and will be made in shares of common stock and not in cash. Notwithstanding anything to the contrary contained herein, any fractional shares of common stock shall be distributed in cash to the Outside Director.

      SECTION 13.     Amendment and Termination

      (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; PROVIDED, HOWEVER, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company, no amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

(i) requires stockholder approval under the rules or regulations of the New York Stock Exchange, any other securities exchange or the National Association of Securities Dealers, Inc. that are applicable to the Company;

(ii) increases the number of Shares authorized under the Plan as specified in Section 5(c) of the Plan; or

(iii) without such stockholder approval, would cause the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan.

      (b) Amendments to Awards. The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided herein or in an Award Agreement, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding

Award, prospectively or retroactively, if such action would adversely affect the rights of the holder of such Award, without the consent of the Participant or holder or beneficiary thereof or such amendment would cause a Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption.

      (c) Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

      SECTION 14.     General Provisions

      (a) Withholding. No later than the date as of which an amount first becomes includible in the gross income of a Participant for federal income tax purposes (or the income tax laws of any other foreign jurisdiction) with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, be entitled to take such action and establish such procedures as it deems appropriate to withhold or collect all applicable payroll, withholding, income or other taxes from such Participant. In order to assist a Participant in paying all or a portion of the federal, state, local and foreign taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares or other property otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares or other property other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes, PROVIDED that, in either case, not more than the legally required minimum withholding may be settled with Shares. Any such election must be made on or before the date that the amount of tax to be withheld is determined.

      (b) Awards. Each Award hereunder shall be evidenced by an Award Agreement, delivered to the Participant or Outside Director and shall specify the terms and conditions thereof and any rules applicable thereto, including but not limited to the effect on such Award of the death, retirement or other termination of employment of the Participant or Outside Director and the effect thereon, if any, of a Change in Control of the Company.

      (c) No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Individuals or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

      (d) No Right to Employment. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Employer. Further, the Employer expressly reserves the right at any time to dismiss a Participant free from any liability, or any claim under the Plan, except as provided herein or in any agreement entered into with respect to an Award.

      (e) No Rights as Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she has become the holder thereof. Notwithstanding the foregoing, in connection with each grant of Restricted Stock or Stock Unit Award hereunder, the applicable Award shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of such Restricted Stock or Stock Unit Award.

      (f) Construction of the Plan. The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Texas.

      (g) Change in Control. In order to preserve Participant’s rights under an Award in the event of a transaction or occurrence that the Committee reasonably determines to constitute a change in control of the Company (a “Change-in-Control”), the Committee in its discretion may, at the time an Award is made or any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise of the Award, (ii) provide for the purchase of the Award upon the Participant’s request for an amount of cash or other property that could have been received upon the exercise or realization of the Award had the Award been currently exercisable or payable, (iii) adjust the terms of the Award in a manner determined by the Committee to reflect the Change in Control, (iv) cause the Award to be assumed, or new rights substituted therefore, by another entity, or (v) make such other provision as the Committee may consider equitable and in the best interests of the Company.

      (h) Forms of Payment Under Awards. Subject to the terms of the Plan, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or settlement of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, promissory notes (PROVIDED, HOWEVER, that the acceptance of such notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of dividend equivalents with respect to installment or deferred payments.

      (i) Section 16 Compliance; Section 162(m) Administration. The Plan is intended to comply in all respects with Rule 16b-3 or any successor provision, as in effect from time to time, and in all events the Plan shall be construed in accordance with the requirements of Rule 16b-3. If any Plan provision does not comply with Rule 16b-3 as hereafter amended or interpreted, the provision shall be deemed inoperative. The Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan with respect to persons who are officers or Directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Eligible Individuals. The Company intends that all Stock Options and Stock Appreciation Rights granted under the Plan to individuals who are or who the Committee believes will be Covered Employees will constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

      (j) Restrictions. Shares shall not be issued pursuant to the exercise or payment of the Exercise Price or purchase price relating to an Award unless such exercise or payment and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Act, the Exchange Act, the rules and regulations promulgated thereunder, the requirements of any applicable stock exchange and the Texas Business Corporations Act, as amended from time to time. As a condition to the exercise or payment of the Exercise Price or purchase price relating to such Award, the Company may require that the person exercising or paying the Exercise Price or purchase price represent and warrant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation and warranty is required by law. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable, and the Committee may direct appropriate stop transfer orders and cause other legends to be placed on the certificates for such Shares or other securities to reflect such restrictions.

      (k) Limits on Transfer of Awards. No Award and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution and the Company shall not be required to recognize any attempted assignment of such rights by any Participant; PROVIDED, HOWEVER, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant; and PROVIDED, FURTHER, that, if so determined by the Committee, a Participant may transfer a Nonqualified Stock Option to any Family Member (as such term is defined in the General Instructions to Form S-8 (or successor to such Instructions or such Form)) at any time that such Participant holds such Stock Option, whether directly or indirectly or by means of a trust or partnership or otherwise, PROVIDED that the Participant may not receive any consideration for such transfer, the Family Member may not make any subsequent transfers other than by will or by the laws of descent and distribution and the Company receives written notice of such transfer. Except as otherwise determined by the Committee, each Award (other than an Incentive Stock Option) or right under any such Award shall be exercisable during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative. Except as otherwise determined by the Committee, no Award (other than an Incentive Stock Option) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or other encumbrance thereof shall be void and unenforceable against the Company or any Affiliate. Notwithstanding the above, in the discretion of the Committee, awards may be transferable pursuant to a Qualified Domestic Relations Order (“QDRO”), as determined by the Committee or its designee.

      (l) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

      SECTION 15.     Effective Date of Plan

      Upon its adoption by the Board, the Plan shall be submitted for approval by the stockholders of the Company and shall be effective as of the date of such approval (the “EFFECTIVE DATE”).

      SECTION 16.     Term of the Plan

      The Plan will terminate on the tenth anniversary of the Effective Date or any earlier date of discontinuation or termination established pursuant to Section 3 of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1.	ELECTION OF DIRECTORS,			2.	Approval of the Cash America International, Inc. 2004 Long-Term Incentive Plan	FOR ☐	AGAINST ☐	ABSTAIN ☐

	Nominees: 01 Jack R. Daugherty 02 A.R. Dike 03 Daniel R. Feehan 04 James H. Graves 05 B.D. Hunter 06 Timothy J. McKibben 07 Alfred M. Micallef	FOR all nominees listed (except as marked to the contrary) ☐	WITHHOLD AUTHORITY to vote for all nominees listed ☐	3.	Ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for the year 2004.	FOR ☐	AGAINST ☐	ABSTAIN ☐

				4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

For, except vote withheld from the following nominees(s):

Signature Signature Date

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

é FOLD AND DETACH HERE é

CASH AMERICA INTERNATIONAL, INC.

Proxy Solicited on Behalf of the Board of Directors of
the Company for Annual Meeting April 21, 2004

The undersigned hereby constitutes and appoints Jack R. Daugherty, Daniel R. Feehan and Hugh A. Simpson, and each of them, my true and lawful attorneys and proxies, with power of substitution, to represent the undersigned and vote at the annual meeting of shareholders of Cash America International, Inc. (the “Company”) to be held in Fort Worth, Texas on April 21, 2004, and at any adjournment thereof, all of the stock of the Company standing in my name as of the record date of March 4, 2004 on all matters coming before said meeting.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. The Proxies cannot vote your shares unless you sign and return this Card.

(Continued and to be marked, dated and signed, on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

é FOLD AND DETACH HERE é